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                                                               EXHIBIT (4)(h)(6)

                               XEROX CORPORATION,
                                   as ISSUER,


                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as TRUSTEE

                           ---------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of June 21, 2002

                          ----------------------------


                                       To

                  The Indenture, dated as of January 17, 2002,
                     among Xerox Corporation, as Issuer, and
          Wells Fargo Bank Minnesota, National Association, as Trustee,
             Relating to the Company's 9 3/4% Senior Notes due 2009
                              (Denominated in Euro)

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                          FIRST SUPPLEMENTAL INDENTURE

         THIS FIRST SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of June ___, 2002, among XEROX CORPORATION, a corporation duly organized and existing under the laws of the State of New York (the "Company"), the Guarantors listed on the signature pages hereto (the "Guarantors") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee).

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of January 17, 2002 (the "Indenture"), providing for the issuance of an aggregate principal amount of $600,000,000 of its 9 3/4 % Senior Notes due 2009 (the "Notes");

         WHEREAS, pursuant to Section 1013(c) of the Indenture, the Company shall have the right to cause certain of its subsidiaries to execute a guarantee in respect of the Company's obligations under the Notes; and

         WHEREAS, pursuant to Section 901(6) of the Indenture, the Company and the Trustee are authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors, the Company and the Trustee mutually covenant and agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

2. Agreement to Guarantee. The Guarantors hereby jointly and severally agree to fully and unconditionally guarantee all of the Company's obligations under the Notes and the Indenture (each, a "Guarantee"), including the prompt payment in full when due of the principal of, premium on, if any, interest and, without duplication, Additional Interest, if any, on the Notes and all other amounts payable by the Company under the Indenture and the Notes, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on any overdue principal and any overdue interest on the Notes and all other obligations of the Company to the Holders or the Trustee hereunder or under the Notes, and to be bound by all applicable provisions of the Indenture and the Notes.

3. Release of Guarantees. Any Guarantee shall be automatically and unconditionally released upon the release (other than by reason of payment) of such Guarantor's guarantee of the Amended and Restated Credit Agreement, dated as of June [ ], 2002, among the Company, certain overseas borrowers party thereto, the lenders party thereto, Bank One, NA, as Administrative Agent, Collateral Agent and LC Issuing Bank, JP Morgan Chase Bank, as Documentation Agent and Citibank, N.A., as Syndication Agent. Any Guarantee shall also be automatically and unconditionally released upon: (i) the designation of such Guarantor as an Unrestricted Subsidiary in compliance with the provisions of the Indenture or (ii) any transaction, including without limitation, any sale,

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exchange or transfer, to any Person not an Affiliate of the Company, of the
Company's Capital Stock in, or all or substantially all the property of, such Guarantor, which transaction is in compliance with the terms of the Indenture, and which results in the Guarantor ceasing to be a Subsidiary of the Company and, in the case of either clause (i) or clause (ii), such Guarantor is released from all guarantees, if any, by it of other Capital Markets Debt of the Company.

4. Ratification of Indenture; Supplemental Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6. Multiple Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.

7. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. Successors. All agreements of the Company and the Guarantors in this Supplemental Indenture shall bind their successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

9. Separability Clause. In case any provision of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), such provision or requirement of the Trust Indenture Act shall control.

         If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or excluded, as the case may be.

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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed, and attested, as of the date first above written.


                               XEROX CORPORATION
                               VRN INC.
                               XEROX FINANCE, INC.
                               XEROX FINANCIAL SERVICES, INC.
                               XEROX CAPITAL MANAGEMENT LLC
                                        By: Xerox Corporation, as sole member
                               XEROX INVESTMENT MANAGEMENT LLC
                                        By: Xerox Capital Management LLC,
                                        as sole member
                                              By: Xerox Corporation, as
                                              sole member
                               XEROX EXPORT, LLC
                               By: Xerox Corporation, as sole member


                               By:  _________________________
                                    Name:   Gregory B. Tayler
                                    Titles: Vice President & Treasurer of Xerox
                                    Corporation, President & Treasurer of VRN
                                    Inc., President of Xerox Finance, Inc., and
                                    Chairman & President of Xerox Financial
                                    Services, Inc.


                               AMTX, INC.
                               XDI, INC.


                               By:  _________________________
                                    Name:   Allan E. Dugan
                                    Titles: Chairman & President of AMTX, Inc.
                                    and Chairman of XDI, Inc.


                               BRADLEY COMPANY


                               By:  _________________________
                                    Name:   Roy B. Larson
                                    Title:  Vice President

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                                     CARMEL VALLEY, INC.
                                     INCONCERT, INC.
                                     LIVEWORKS, INC.
                                     UPPERCASE, INC.
                                     TERABANK SYSTEMS, INC.


                                     By: _________________________
                                         Name:  Thomas C. Little
                                         Titles: Chairman, President &
                                         Treasurer of Carmel Valley, Inc.,
                                         President & Treasurer of InConcert,
                                         Inc., LiveWorks, Inc. and
                                         Uppercase, Inc., and President of
                                         Terabank Systems, Inc.


                                     PIXELCRAFT, INC.


                                     By:  _________________________
                                          Name:  Herve Gallaire
                                          Title: Chairman, President & Treasurer


                                     INTELLIGENT ELECTRONICS, INC.
                                     INTELLINET, LTD.
                                     RNTS, INC.
                                     XEROX CONNECT, INC.


                                     By: _________________________
                                         Name:  Robert Hope
                                         Title: Treasurer


                                     JEREMIAD CO.
                                     SECURITIES INFORMATION CENTER, INC.
                                     XTENDED MEMORY SYSTEMS


                                     By: _________________________
                                         Name:  Martin S. Wagner
                                         Title: President

                             XEROX INTERNATIONAL REALTY CORPORATION
                             XEROX REALTY CORP. (CALIFORNIA)
                             LANSDOWNE RESIDENTIAL LLC
                                      By: Xerox Realty Corporation,
                                          as sole member
                             XRC REALTY CORP. WEST
                             XEROX REALTY CORPORATION

                             By:  ___________________________________
                                  Name:   David R. McLellan
                                  Titles: President of Xerox International
                                  Realty Corporation, Xerox Realty Corp.
                                  (California) and XRC Realty Corp. West, and
                                  Chairman & President of Xerox Realty
                                  Corporation

                             LOW-COMPLEXITY MANUFACTURING GROUP, INC.
                             PALO ALTO RESEARCH CENTER INCORPORATED
                             PAGECAM, INC.
                             XEROX COLORGRAFX SYSTEMS, INC.
                             XEROX IMAGING SYSTEMS, INC.

                             By:  ___________________________________
                                  Name:   James J. Costello
                                  Titles: Vice President of Low-Complexity
                                  Manufacturing Group, Inc. and Palo Alto
                                  Research Center Incorporated, Vice President & Treasurer of PageCam, Inc., and Chairman, President & Treasurer of Xerox ColorgrafX Systems, Inc. and Xerox Imaging Systems, Inc.

                             PACIFIC SERVICES AND DEVELOPMENT CORPORATION

                             By:  ___________________________________
                                  Name:   J. Terrance Daly
                                  Title:  President & Treasurer

                             TALEGEN HOLDINGS, INC.
                             TALEGEN PROPERTIES, INC.

                             By:  ___________________________________
                                  Name:   George Rachmiel
                                  Titles: Chairman, President & Treasurer of
                                  Talegen Holdings, Inc. and Chairman &
                                  President of Talegen Properties, Inc.

                             VIA XEROX RELOCATION COMPANY, INC.

                             By:  ___________________________________
                                  Name:   David Owens
                                  Title:  President

                             XE HOLDINGS, INC.

                             By:  ___________________________________
                                  Name:   John Duerden
                                  Title:  Chairman, President & Treasurer

                             XEROX COLOR PRINTING, INC.

                             By:  ___________________________________
                                  Name:   John Vester
                                  Title:  Vice President

                             XEROX CREDIT CORPORATION

                             By:  ___________________________________
                                  Name:   John Rivera
                                  Title:  Vice President & Treasurer

                                              XEROX INTERNATIONAL JOINT
                                                      MARKETING, INC.

                                              By:  _________________________
                                                   Name:   James Firestone
                                                   Title:  President

                                              XEROX LATINAMERICAN HOLDINGS, INC.

                                              By:  _________________________
                                                   Name:   Enrique Cervetti
                                                   Title:  President & Treasurer

                                              XEROX REAL ESTATE SERVICES, INC.

                                              By:  _________________________
                                                   Name:   David Pierson
                                                   Title:  President

                                              IGHI, INC.

                                              By:  _________________________
                                                   Name:   Mark Sheivachman
                                                   Title:  Treasurer

                                              WELLS FARGO BANK MINNESOTA,
                                              NATIONAL ASSOCIATION

                                              By:  _________________________
                                                   Name:
                                                   Title: